EXHIBIT 99.1

FOR IMMEDIATE RELEASE
The Jones Group Inc.

Investor Contact:
John T. McClain, Chief Financial Officer
The Jones Group
(212) 703-9189

Media Contacts:
Joele Frank and Sharon Stern
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449

THE JONES GROUP INC. REPORTS 2012 FOURTH QUARTER AND FULL YEAR FINANCIAL RESULTS

New York, New York - February 13, 2013 - The Jones Group Inc. (NYSE: JNY; the "Company") today reported results for the fourth quarter and year ended December 31, 2012. Revenues for the fourth quarter of 2012 were $972 million, as compared with $894 million for the fourth quarter of 2011. Revenues for the full year 2012 were $3,798 million, as compared with $3,785 million for the full year 2011.

The Company reported adjusted earnings per share ("EPS") of $0.14 for the fourth quarter of 2012, as compared with adjusted EPS of $0.10 for the same period last year. The 2011 fourth quarter results include certain tax benefits of $0.07 per share. Adjusted EPS from continuing operations on a full year basis were $1.24 in 2012, as compared with $1.30 per share in the prior year. The adjusted results exclude charges related to the impairments of certain intangible assets, the impact of severance and other costs related to restructuring activities, certain acquisition-related costs and other costs not considered relevant for period-over-period comparisons (see reconciliation of adjusted earnings to reported earnings in the accompanying schedule).

As reported under generally accepted accounting principles ("GAAP"), the Company reported a fourth quarter loss per share of ($1.06) and ($0.27) for 2012 and 2011, respectively. On a full year basis, the Company reported a GAAP loss of ($0.72) per share for 2012, as compared with earnings of $0.61 per share for 2011. The results for both periods include non-cash impairment charges relating to certain goodwill, trademarks and other intangible assets. The non-cash impairment charges of $75 million ($66 million after tax) and $32 million ($20 million after tax) for 2012 and 2011, respectively, were primarily related to goodwill in our International Retail business and trade names utilized in our Wholesale Jeanswear business. Such charges in both periods were a result of the Company's required annual testing under GAAP.

Wesley R. Card, The Jones Group Chief Executive Officer, stated: "We are pleased with the results we achieved in the fourth quarter and particularly, the improvement in our operating performance. This resulted in adjusted earnings per share of $0.14 versus $0.03 last year, exclusive of tax benefits of $0.07. Our domestic wholesale footwear and accessories and jeanswear businesses were our best performers, while our structured sportswear business and retail channels remained more challenging and promotional, although we are encouraged with our overall turnaround efforts in these segments. Our international segments continued to perform quite well, especially in the face of a difficult economic climate, particularly in Western Europe."

Adjusted operating cash flow during 2012 was $207 million, as compared with $277 million in 2011. The current year results reflect a higher level of required investment in working capital, higher tax and interest payments, and slightly lower earnings. Under GAAP, 2012 cash flows from operations were $113 million, as compared with $272 million in the prior year. In addition to the aforementioned higher levels of working capital investment, the 2012 GAAP results include significant acquisition payments related to the Stuart Weitzman business. At year-end, the Company had $150 million in cash and no amounts drawn under its $650 million of committed revolving credit facilities.

John T. McClain, The Jones Group Chief Financial Officer, commented: "Our financial position remains strong. We ended the year with $150 million in cash and our revolver undrawn. We are approaching our 2013 inventory commitments with conservatism, consistent with 2012. With a continued focus on inventory management, expense control, and operational efficiencies, we believe we will continue to improve margins and maintain a strong balance sheet."

Mr. Card concluded: "We are committed to enhancing profitability and continue to operate efficiently, control costs and execute at a high level. We believe our new approach to brand management and creative design talent will advance the reinvigoration of our core brands. At the same time, we are concentrating our efforts on the areas we believe offer the greatest opportunity for revenue growth - upscale and contemporary brands and international."

The Company's Board of Directors has declared a regular quarterly cash dividend of $0.05 per share to all common stockholders of record as of March 1, 2013, for payment on March 15, 2013.

The Company will host a conference call with management to discuss these results at 8:30 a.m. Eastern Time today, which is accessible by dialing 412-858-4600 or through a web cast at www.jonesgroupinc.com (under Investor Relations/Conference Schedule). The call will be recorded and made available through February 21, 2013 and may be accessed by dialing 877-344-7529 (International 412-317-0088). Enter account number 10024062. A slide presentation will accompany the prepared remarks and has been posted with the webcast on the Company's website.

Presentation of Information in the Press Release

Financial information discussed in this press release includes both GAAP and non-GAAP measures, which include or exclude certain items. These non-GAAP measures differ from reported results and are intended to illustrate what management believes are relevant period-over-period comparisons. A complete reconciliation of the GAAP measures presented to the comparable non-GAAP information appears in the financial tables section of this press release.

About The Jones Group Inc.

The Jones Group Inc. (www.jonesgroupinc.com) is a leading global designer, marketer and wholesaler of over 35 brands with product expertise in apparel, footwear, jeanswear, jewelry and handbags. The Jones Group has a reputation for innovation, excellence in product quality and value, operational execution and talent. The Company also markets directly to consumers through branded specialty retail and outlet stores, through concessions at upscale department stores and through its e-commerce sites.

The Company's internationally recognized brands and licensing agreements (L) include: Nine West, Jones New York, Anne Klein, Kurt Geiger, Rachel Roy (L), Robert Rodriguez, Robbi & Nikki, Stuart Weitzman, Brian Atwood (L), Boutique 9, Easy Spirit, Carvela, Gloria Vanderbilt, l.e.i., Bandolino, Enzo Angiolini, Nine & Co., GLO, Joan & David, Miss KG, Kasper, Energie, Evan-Picone, Le Suit, Mootsies Tootsies, Grane, Erika, Napier, Jessica Simpson (L), Givenchy (L), Judith Jack, Albert Nipon, Pappagallo and Rafe (L).

Forward Looking Statements

Certain statements contained herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding the Company's expected financial position, business and financing plans are forward-looking statements. The words "believes," "expects," "plans," "intends," "anticipates" and similar expressions identify forward-looking statements. Forward-looking statements also include representations of the Company's expectations or beliefs concerning future events that involve risks and uncertainties, including:

  those associated with the effect of national, regional and international economic conditions;
  lowered levels of consumer spending resulting from a general economic downturn or lower levels of consumer confidence;
  the tightening of the credit markets and the Company's ability to obtain capital on satisfactory terms;
  given the uncertain economic environment, the possible unwillingness of committed lenders to meet their obligations to lend to borrowers, in general;
  the performance of the Company's products within the prevailing retail environment;
  customer acceptance of both new designs and newly-introduced product lines;
  the Company's reliance on a few department store groups for large portions of the Company's business;
  the Company's ability to identify acquisition candidates and, in a competitive environment for such acquisitions, acquire such businesses on reasonable financial and other terms;
  the integration of the organizations and operations of any acquired businesses into the Company's existing organization and operations;
  consolidation of the Company's retail customers;
  financial difficulties encountered by the Company's customers;
  the effects of vigorous competition in the markets in which the Company operates;
  the Company's ability to attract and retain qualified executives and other key personnel;
  the Company's reliance on independent foreign manufacturers, including political instability in countries where contractors and suppliers are located;
  changes in the costs of raw materials, labor, advertising and transportation, including the impact such changes may have on the pricing of the Company's products and the resulting impact on consumer acceptance of the Company's products at higher price points;
  the Company's ability to successfully implement new operational and financial information systems;
  the Company's ability to secure and protect trademarks and other intellectual property rights;
  the effects of extreme or unseasonable weather conditions; and
  the Company's ability to implement its strategic initiatives to enhance profitability.

A further description of these risks and uncertainties and other important factors that could cause actual results to differ materially from the Company's expectations can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2011, including, but not limited to, the Statement Regarding Forward-Looking Disclosure and Item 1A-Risk Factors therein, and in the Company's other filings with the Securities and Exchange Commission. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, such expectations may prove to be incorrect. The Company does not undertake to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

THE JONES GROUP INC.
CONSOLIDATED OPERATING RESULTS
(UNAUDITED)

All amounts in millions, except per share data	FOURTH QUARTER				TOTAL YEAR
	2012		2011		2012		2011
Net sales	$958.3	98.6%	$878.1	98.3%	$3,750.6	98.7%	$3,734.0	98.6%
Licensing income	13.2	1.4	15.1	1.7	46.2	1.2	50.2	1.3
Other revenues	0.4	0.0	0.4	0.0	1.3	0.0	1.1	0.0
Total revenues	971.9	100.0	893.6	100.0	3,798.1	100.0	3,785.3	100.0
Cost of goods sold	635.4	65.4	574.0	64.2	2,427.4	63.9	2,440.1	64.5
Gross profit	336.5	34.6	319.6	35.8	1,370.7	36.1	1,345.2	35.5
SG&A expenses	317.3	32.6	314.0	35.1	1,226.9	32.3	1,173.2	31.0
Trademark impairments	21.5	2.2	31.5	3.5	21.5	0.6	31.5	0.8
Goodwill impairment	47.6	4.9	-	-	47.6	1.3	-	-
Operating (loss) income	(49.9)	(5.1)	(25.9)	(2.9)	74.7	2.0	140.5	3.7
Net interest expense and financing costs (1)	(55.8)	(5.7)	(14.5)	(1.6)	(145.1)	(3.8)	(73.3)	(1.9)
Equity in income of unconsolidated affiliate	1.1	0.1	1.3	0.1	2.5	0.1	3.9	0.1
(Loss) income before (benefit) provision for income taxes	(104.6)	(10.8)	(39.1)	(4.4)	(67.9)	(1.8)	71.1	1.9
(Benefit) provision for income taxes	(24.5)	(2.5)	(18.2)	(2.0)	(12.9)	(0.3)	19.6	0.5
Net (loss) income	(80.1)	(8.2)	(20.9)	(2.3)	(55.0)	(1.4)	51.5	1.4
Less: income attributable to noncontrolling interests	0.2	0.0	0.2	0.0	1.1	0.0	0.8	0.0
(Loss) income attributable to Jones	$(80.3)	(8.3)%	$(21.1)	(2.4)%	$(56.1)	(1.5)%	$50.7	1.3%
(Loss) earnings per share (2)
Net (loss) income	$(80.1)		$(20.9)		$(55.0)		$51.5
Less: income attributable to noncontrolling interests	0.2		0.2		1.1		0.8
(Loss) income attributable to Jones	(80.3)		(21.1)		(56.1)		50.7
Less: (loss) income allocated to participating securities	(2.2)		(0.7)		(1.8)		1.5
(Loss) income available to common stockholders of Jones	$(78.1)		$(20.4)		$(54.3)		$49.2
Shares outstanding - diluted	73.7		76.0		74.9		82.3
(Loss) earnings per share - diluted	$(1.06)		$(0.27)		$(0.72)		$0.61

Percentages may not add due to rounding.

(1)	Refer to item "k" on the Reconciliation of Non-GAAP Measures to GAAP for amounts impacting interest expense relating to adjustment of remaining consideration payable related to acquisition of Stuart Weitzman.
(2)	Earnings per share is calculated under the "two-class method," where income or loss is allocated between common shares and participating securities (unvested restricted shares held by employees that have a nonforfeitable right to dividends). Both our common shares and participating securities share equally in dividend payments and earnings.

THE JONES GROUP INC.
Reconciliation of Non-GAAP Measures to GAAP
for the quarters and years ended December 31, 2012 and 2011
(UNAUDITED)

All amounts in millions, except per share data	FOURTH QUARTER		TOTAL YEAR
	2012	2011	2012	2011
Operating (loss) income	$(49.9)	$(25.9)	$74.7	$140.5
Adjustments:
Goodwill impairment (a)	47.6	-	47.6	-
Items affecting segment income:
Trademark impairments (a)	21.5	31.5	21.5	31.5
Expenses related to retail store closure plan (b)	0.4	2.3	1.9	5.7
Charges related to acquired businesses (c)	2.1	2.9	5.8	(0.9)
Other business development costs (d)	0.3	0.6	1.1	6.9
Present value adjustments to lease liabilities for properties not in use (e)	1.5	0.5	18.6	12.9
Severance and other charges related to executive management changes (f)	(0.7)	-	5.2	-
Impairment of wholesale customer relationships (g)	5.6	-	5.6	-
Gain on the sale of a trademark (h)	-	-	(3.1)	-
Other restructuring expenses and certain other charges (i)	2.4	3.8	17.9	8.6
Total adjustments to operating income	80.7	41.6	122.1	64.7
Adjusted operating income	$30.8	$15.7	$196.8	$205.2
(Loss) income attributable to Jones (as reported)	$(80.3)	$(21.1)	$(56.1)	$50.7
(Benefit) provision for income taxes	(24.5)	(18.2)	(12.9)	19.6
Adjustments to operating income, from above	80.7	41.6	122.1	64.7
Adjustments to deferred financing costs (j)	-	-	-	1.9
Adjustment of remaining consideration payable related to acquisition of Stuart Weitzman (k)	40.5	1.0	88.3	20.0
Adjusted income before provision for income taxes	16.4	3.3	141.4	156.9
Adjusted provision (benefit) for income taxes	5.8	(5.0)	45.4	47.8
Adjusted income attributable to Jones	10.6	8.3	96.0	109.1
Less: adjusted income allocated to participating securities	(0.3)	(0.3)	(2.3)	(3.5)
Adjusted income available to common stockholders of Jones	$10.3	$8.0	$93.7	$105.6
(Loss) earnings per share - diluted (as reported)	$(1.06)	$(0.27)	$(0.72)	$0.61
(Benefit) provision for income taxes	(0.32)	(0.23)	(0.17)	0.23
Goodwill impairment (a)	0.63	-	0.62	-
Items affecting segment income:
Trademark impairments (a)	0.28	0.40	0.28	0.37
Expenses related to retail store closure plan (b)	0.01	0.03	0.02	0.07
Charges related to acquired businesses (c)	0.03	0.03	0.07	(0.01)
Other business development costs (d)	-	0.01	0.01	0.08
Present value adjustments to lease liabilities for properties not in use (e)	0.02	0.01	0.24	0.15
Severance and other charges related to executive management changes (f)	(0.01)	-	0.07	-
Impairment of wholesale customer relationships (g)	0.07	-	0.07	-
Gain on the sale of a trademark (h)	-	-	(0.04)	-
Other restructuring expenses and certain other charges (g)	0.03	0.05	0.23	0.11
Adjustments to deferred financing costs (i)	-	-	-	0.02
Adjustment of remaining consideration payable related to acquisition of Stuart Weitzman (k)	0.54	0.01	1.15	0.24
Adjusted income before provision for income taxes	0.22	0.04	1.83	1.87
Adjusted provision (benefit) for income taxes	0.08	(0.06)	0.59	0.57
Adjusted earnings per share - diluted	$0.14	$0.10	$1.24	$1.30
Non-GAAP adjustments affecting revenue by segment (l):
Domestic wholesale sportswear	$-	$-	$-	$-
Domestic wholesale jeanswear (i)	-	0.3	-	1.9
Domestic wholesale footwear and accessories (i)	0.2	-	0.3	-
Domestic retail	-	-	-	-
International wholesale	-	-	-	-
International retail	-	-	-	-
Licensing, other & eliminations	-	-	-	-
Total	$0.2	$0.3	$0.3	$1.9
Non-GAAP adjustments affecting income by segment (i):
Domestic wholesale sportswear (c,e,f,i)	$1.9	$2.7	$7.4	$(6.2)
Domestic wholesale jeanswear (i)	0.3	0.8	1.8	4.2
Domestic wholesale footwear and accessories (c,e,f,i)	1.3	0.6	23.7	16.4
Domestic retail (b,f,i)	0.4	2.7	5.0	4.1
International wholesale (c,f,g)	5.3	0.5	6.1	2.7
International retail (a,c)	1.7	1.5	6.3	3.5
Licensing, other & eliminations (a,c,d,f,h,i)	22.2	32.8	24.2	40.0
Total	$33.1	$41.6	$74.5	$64.7
Net cash provided by operating activities			$112.7	$271.7
Payments of acquisition consideration payable (m)			94.6	5.3
Adjusted cash provided by operating activities			$207.3	$277.0
(a)	Represents the impairments recorded as a result of the required annual review of our indefinite-lived intangible assets and goodwill in accordance with GAAP.
(b)	2012 and 2011 include severance, fixed asset impairment and other charges and credits related to the closure of underperforming retail locations.
(c)	2012 and 2011 include the adjustments of the contingent consideration payable for the Robert Rodriguez acquisition. Also included are the amortization of certain acquired intangible assets related to the acquisitions of Stuart Weitzman (2011 only), Kurt Geiger and Brian Atwood (2012 only).
(d)	2012 and 2011 include investment consulting fees, legal fees, accounting fees and other items related to acquisitions and other business development activities.
(e)	2012 and 2011 includes present value accruals and adjustments for liabilities related to leases on properties currently not in use.
(f)	2012 includes severance and restricted stock charges related to executive management changes.
(g)	Represents a partial impairment of the acquired wholesale customer relationship intangible asset associated with the acquisition of Kurt Geiger.
(h)	2012 includes the gain on the sale of the Sam & Libby trademark.
(i)	2012 and 2011 include severance, occupancy, and other costs related to the restructuring of corporate and business support functions and other charges not considered by management to be part of ongoing operations.
(j)	2011 includes the write-off of certain deferred financing fees related to amendment and extension of our credit facility.
(k)	Represents the fair value adjustment in accordance with GAAP of the remaining consideration payable related to the acquisition of Stuart Weitzman.
(l)	See "Segment Information" page for the presentation of GAAP and Adjusted amounts.
(m)	Represents the amount of acquisition consideration related to the Stuart Weitzman acquisition paid through operating cash flow.

THE JONES GROUP INC.
SEGMENT INFORMATION
(UNAUDITED)

Dollars in millions	Domestic Wholesale Sportswear	Domestic Wholesale Jeanswear	Domestic Wholesale Footwear & Accessories	Domestic Retail	International Wholesale	International Retail	Licensing, Other & Eliminations	Consolidated
For the fiscal quarter ended December 31, 2012
Revenues	$164.8	$208.5	$208.5	$166.0	$86.9	$124.0	$13.2	$971.9
Segment (loss) income	$(7.1)	$14.2	$11.4	$(10.9)	$4.7	$4.5	$(19.1)	(2.3)
Segment margin	(4.3% )	6.8%	5.5%	(6.6% )	5.4%	3.6%		(0.2% )
Net interest expense (a)								(55.8)
Equity in income of unconsolidated affiliate								1.1
Goodwill impairment								(47.6)
Loss before benefit for income taxes								$(104.6)
Segment revenues	$164.8	$208.5	$208.5	$166.0	$86.9	$124.0	$13.2	$971.9
Adjustments affecting segment revenues (b)	-	-	0.2	-	-	-	-	0.2
Adjusted segment revenues	$164.8	$208.5	$208.7	$166.0	$86.9	$124.0	$13.2	$972.1
Segment (loss) income	$(7.1)	$14.2	$11.4	$(10.9)	$4.7	$4.5	$(19.1)	$(2.3)
Adjustments affecting segment income (b)	1.9	0.3	1.3	0.4	5.3	1.7	22.2	33.1
Adjusted segment (loss) income	$(5.2)	$14.5	$12.7	$(10.5)	$10.0	$6.2	$3.1	$30.8
Adjusted segment margin	(3.2% )	7.0%	6.1%	(6.3% )	11.5%	5.0%		3.2%

For the fiscal quarter ended December 31, 2011
Revenues	$176.8	$162.1	$174.7	$179.3	$74.2	$111.4	$15.1	$893.6
Segment (loss) income	$(7.2)	$0.8	$(2.6)	$(3.7)	$5.1	$4.4	$(22.7)	(25.9)
Segment margin	(4.1% )	0.5%	(1.5% )	(2.1% )	6.9%	3.9%		(2.9% )
Net interest expense (a)								(14.5)
Equity in income of unconsolidated affiliate								1.3
Loss before benefit for income taxes								$(39.1)
Segment revenues	$176.8	$162.1	$174.7	$179.3	$74.2	$111.4	$15.1	$893.6
Adjustments affecting segment revenues (b)	-	0.3	-	-	-	-	-	0.3
Adjusted segment revenues	$176.8	$162.4	$174.7	$179.3	$74.2	$111.4	$15.1	$893.9
Segment (loss) income	$(7.2)	$0.8	$(2.6)	$(3.7)	$5.1	$4.4	$(22.7)	$(25.9)
Adjustments affecting segment income (b)	2.7	0.8	0.6	2.7	0.5	1.5	32.8	41.6
Adjusted segment (loss) income	$(4.5)	$1.6	$(2.0)	$(1.0)	$5.6	$5.9	$10.1	$15.7
Adjusted segment margin	(2.5% )	1.0%	(1.1% )	(0.6% )	7.5%	5.3%		1.8%

(a)	Refer to item "k" on the Reconciliation of Non-GAAP Measures to GAAP for amounts impacting interest expense relating to adjustment of remaining consideration payable related to acquisition of Stuart Weitzman.
(b)	See "Reconciliation of Non-GAAP Measures to GAAP" page.

THE JONES GROUP INC.
SEGMENT INFORMATION
(UNAUDITED)

Dollars in millions	Domestic Wholesale Sportswear	Domestic Wholesale Jeanswear	Domestic Wholesale Footwear & Accessories	Domestic Retail	International Wholesale	International Retail	Licensing, Other & Eliminations	Consolidated
For the year ended December 31, 2012
Revenues	$782.0	$746.7	$919.7	$584.6	$330.0	$388.9	$46.2	$3,798.1
Segment income (loss)	$38.0	$53.0	$57.4	$(51.7)	$33.8	$5.5	$(13.7)	122.3
Segment margin	4.9%	7.1%	6.2%	(8.8% )	10.2%	1.4%		3.2%
Net interest expense (a)								(145.1)
Equity in income of unconsolidated affiliate								2.5
Goodwill impairment								(47.6)
Loss before benefit for income taxes								$(67.9)
Segment revenues	$782.0	$746.7	$919.7	$584.6	$330.0	$388.9	$46.2	$3,798.1
Adjustments affecting segment revenues (b)	-	-	0.3	-	-	-	-	0.3
Adjusted segment revenues	$782.0	$746.7	$920.0	$584.6	$330.0	$388.9	$46.2	$3,798.4
Segment income (loss)	$38.0	$53.0	$57.4	$(51.7)	$33.8	$5.5	$(13.7)	$122.3
Adjustments affecting segment income (b)	7.4	1.8	23.7	5.0	6.1	6.3	24.2	74.5
Adjusted segment income (loss)	$45.4	$54.8	$81.1	$(46.7)	$39.9	$11.8	$10.5	$196.8
Adjusted segment margin	5.8%	7.3%	8.8%	(8.0% )	12.1%	3.0%		5.2%

For the year ended December 31, 2011
Revenues	$892.3	$773.7	$848.0	$631.2	$329.5	$260.4	$50.2	$3,785.3
Segment income (loss)	$74.0	$49.6	$40.9	$(37.9)	$35.5	$6.9	$(28.5)	140.5
Segment margin	8.3%	6.4%	4.8%	(6.0% )	10.8%	2.6%		3.7%
Net interest expense (a)								(73.3)
Equity in income of unconsolidated affiliate								3.9
Income before provision for income taxes								$71.1
Segment revenues	$892.3	$773.7	$848.0	$631.2	$329.5	$260.4	$50.2	$3,785.3
Adjustments affecting segment revenues (b)	-	1.9	-	-	-	-	-	1.9
Adjusted segment revenues	$892.3	$775.6	$848.0	$631.2	$329.5	$260.4	$50.2	$3,787.2
Segment income (loss)	$74.0	$49.6	$40.9	$(37.9)	$35.5	$6.9	$(28.5)	$140.5
Adjustments affecting segment income (b)	(6.2)	4.2	16.4	4.1	2.7	3.5	40.0	64.7
Adjusted segment income (loss)	$67.8	$53.8	$57.3	$(33.8)	$38.2	$10.4	$11.5	$205.2
Adjusted segment margin	7.6%	6.9%	6.8%	(5.4% )	11.6%	4.0%		5.4%

(a)	Refer to item "k" on the Reconciliation of Non-GAAP Measures to GAAP for amounts impacting interest expense relating to adjustment of remaining consideration payable related to acquisition of Stuart Weitzman.
(b)	See "Reconciliation of Non-GAAP Measures to GAAP" page.

THE JONES GROUP INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

All amounts in millions	December 31, 2012	December 31, 2011
ASSETS
Current assets:
Cash and cash equivalents	$149.6	$238.8
Accounts receivable	381.0	339.6
Inventories	486.7	491.1
Prepaid income taxes	5.5	11.9
Deferred taxes	33.2	26.4
Other current assets	40.7	47.7
Total current assets	1,096.7	1,155.5
Property, plant and equipment, at cost, less accumulated depreciation and amortization	278.1	271.4
Goodwill	215.3	255.3
Other intangibles, less accumulated amortization	869.7	897.4
Other assets	135.7	135.7
Total assets	$2,595.5	$2,715.3

LIABILITIES AND EQUITY
Current liabilities:
Current portion of long-term debt and capital lease obligations	$2.2	$2.0
Current portion of acquisition consideration payable	30.3	194.1
Accounts payable	257.5	236.2
Income taxes payable	1.4	1.4
Accrued expenses and other current liabilities	160.8	146.3
Total current liabilities	452.2	580.0
Long-term debt and obligations under capital leases	955.7	854.7
Income taxes payable	0.5	6.7
Deferred taxes	56.7	73.4
Acquisition consideration payable	6.0	17.7
Other	118.1	93.4
Total liabilities	1,589.2	1,625.9
Redeemable noncontrolling interest	0.6	-
Equity	1,005.7	1,089.4
Total liabilities and equity	$2,595.5	$2,715.3

THE JONES GROUP INC.
CONDENSED STATEMENTS OF CASH FLOWS
(UNAUDITED)

All amounts in millions	Year Ended
	December 31, 2012	December 31, 2011
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income	$(55.0)	$51.5
Adjustments to reconcile net (loss) income to net cash provided by operating activities, net of acquisitions:
Amortization of restricted stock	19.7	16.7
Depreciation and other amortization	90.1	88.1
Goodwill impairment losses	47.6	-
Trademark impairment losses	21.5	31.5
Other impairment losses	6.7	10.6
Adjustments to acquisition consideration payable	84.4	11.9
Equity in income of unconsolidated affiliate	(2.5)	(3.9)
Deferred taxes	(26.4)	17.9
Other items, net	(1.9)	11.4
Changes in operating assets and liabilities:
Accounts receivable	(29.4)	22.3
Inventories	7.6	25.7
Accounts payable	18.2	(5.7)
Income taxes payable/prepaid taxes	(0.4)	7.2
Acquisition consideration payable	(94.6)	(5.3)
Other assets and liabilities, net	27.1	(8.2)
Total adjustments	167.7	220.2
Net cash provided by operating activities	112.7	271.7
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(76.5)	(98.0)
Acquisition of Brian Atwood, net of cash acquired	(4.4)	-
Contingent consideration paid related to investment in GRI Group Limited	(3.5)	-
Acquisition of KG Group Holdings Limited, net of cash acquired	-	(143.1)
Payments related to acquisition of Moda Nicola International, LLC	-	(2.5)
Other	4.9	0.1
Net cash used in investing activities	(79.5)	(243.5)
CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of 6.875% Senior Notes due 2019	103.5	300.0
Debt issuance costs	(2.6)	(6.6)
Costs related to secured revolving credit agreement	(0.3)	(3.3)
Repayment of acquired debt of KG Group Holdings Limited	-	(174.1)
Repurchase of common shares	(44.0)	(78.0)
Dividends paid	(15.5)	(16.6)
Payments of acquisition consideration payable	(163.9)	(10.1)
Other	(0.7)	(0.9)
Net cash (used in) provided by financing activities	(123.5)	10.4
EFFECT OF EXCHANGE RATES ON CASH	1.1	(0.6)
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(89.2)	38.0
CASH AND CASH EQUIVALENTS, BEGINNING	238.8	200.8
CASH AND CASH EQUIVALENTS, ENDING	$149.6	$238.8